UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) February 02,
                            1998 (January 21, 1998)



                          Union National Bancorp, Inc.



            Maryland                                          52-1862338
(State or other jurisdiction of      (Commission file      (IRS Employer
Incorporation or Organization)            number)           Identification No.)


117 East Main Street, Westminster, Maryland                   21157
 (Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code     (410) 848-7200



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Item 5:  Other Events

         Union National Bancorp, Inc. released two separate Press Releases announcing 1997 earnings and stock actions approved by the Board of Directors. The Press Releases were dated January 21, 1998 and January 27, 1998.


Item 7:  Financial Statements, Proforma Information and Exhibits.

         (b)      Exhibits;

         (2) Press Release - Union National Bancorp Approves Stock Actions Press Release - Union National Bancorp Earnings up 28.80%



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     February 03, 1998               Union National Bancorp, Inc.



                                          /s/ Virginia W. Smith
                                          Virginia W. Smith, President



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                                    EXHIBITS


1.       Press Release:  Union National Bancorp Earnings up 28.80%
2.       Union National Bancorp Approves Stock Actions



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                                  PRESS RELEASE


RELEASE:  IMMEDIATE                       Contact:   Virginia W. Smith
                                                     Union National Bank
                                                     President
Date:  February 2, 1998                              (410) 848-7200



                    Union National Bancorp Earnings up 28.80%


Union National Bancorp released fourth quarter earnings of $604,440 or $.72 per share. For the year ended December 31, 1997 earnings were $2,400,103 up 28.80% from the same period in 1996. Net income for fourth quarter 1997 rose 25% over $484,712 for fourth quarter 1996. Fourth quarter earnings were boosted by the strong growth in loans, which were up $9.5 million or 25.5% during the quarter.

After taking into account a one-time charge that occurred in the third quarter 1996, the annual earnings increase for 1997 was 15%. Total assets in 1997 grew 11.3% to $250,561,756.

Union National Bank, which is headquartered in Westminster, operates 9 branches throughout Carroll County, with the most recent opening of the Mt. Airy branch.









        117 East Main Street - P.O. Box 189 - Westminster, Maryland 21157
              (410) 848-7200 - (410) 876-2051 - Fax (410) 840-9919


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                                  PRESS RELEASE


RELEASE:  IMMEDIATE                       Contact:   Virginia W. Smith
                                                     Union National Bank
                                                     President
Date:  February 2, 1998                              (410) 848-7200



                         UNION NATIONAL BANCORP APPROVES
                                  STOCK ACTIONS


On January 27, 1998, the Board of Directors of Union national Bancorp, Inc., in the first of two important actions, approved a two for one share stock split for shareholders of record on January 30, 1998 to be payable on February 13, 1998. Additionally, the Board approved the listing of the Corporation's stock on the NASDAQ Small Cap Market to be effective as soon as market makers can be chosen and applications completed. The three markets makers will create a more active market in the stock which will allow shareholders to have a true market price for both purchases and sales. It will also allow shareholders to follow their stock in the newspaper.




C72379.171 R:1







                               Union National Bank
        117 East Main Street - P.O. Box 189 - Westminster, Maryland 21157
              (410) 848-7200 - (410) 876-2051 - Fax (410) 840-9919


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